SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



  Date of Report (Date of earliest event reported) October 4, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


Pennsylvania                       0-10822                      25-1229323
(State of other jurisdiction   (Commission File Number)       (IRS Employer
  of incorporation)                                         Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,Pennsylvania 15220
    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


     _______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technology, Inc., a division of Pittsburgh-based BICO, Inc., has received a one-year $238,000 contract from Spatial Integrated
          Systems, Inc. (SIS) to develop hardware for a project currently being funded by the U.S. Navy intended to help individuals with paralysis and partial paralysis to control body movements.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  October 4, 2001



 BIOCONTROL RECEIVES CONTRACT TO WORK ON ROBOTEYES PROJECT


Indiana, PA - October 4, 2001 - Biocontrol Technology,
Inc., a division of Pittsburgh-based BICO, Inc.
(OTCBB:BIKO), has received a one-year $238,000 contract from Spatial Integrated Systems, Inc. (SIS) to develop hardware for a project currently being funded by the U.S.
Navy intended to help individuals with paralysis and partial paralysis to control body movements. SIS is located in Rockville, MD.

     "We will use our knowledge and experience of implantable devices and hardware development in helping SIS refine their RobotEyes technology for this very important application," said Biocontrol Technology President David
McMurry.

     Biocontrol and SIS hope to demonstrate that with the RobotEyes technology it is possible for a person with high-level spinal cord injuries to regain control of arm movements. To accomplish this, Biocontrol and SIS will utilize a robot arm to simulate a human arm in a traditional workspace. SIS's RobotEyes technology will be used to identify objects and obtain precise location information of the robot arm. As the project moves forward, the robot arm manipulator will be programmed to move through predetermined paths in progressively realistic environments. In subsequent phases of development, the RobotEyes technology will possibly be applied to regain control of paralyzed legs also.

     SIS's RobotEyes is revolutionizing the field of three-dimensional imaging. The field of virtual reality is being transformed into "natural" reality - which provides realistic, highly accurate, three-dimensional views of any space or object. RobotEyes utilizes optical, digital video processing and artificial intelligence technologies to mimic the human vision system in an innovative approach that provides an accurate, realistic visual display of the surrounding environment.

     After success in this initial phase of development, the Cleveland FES Center at Case Western Reserve University will be enlisted to combine functional electric stimulation in humans with the techniques developed in the mechanical robot arm. RobotEyes will ideally provide the programming and directions to an implanted FES. The FES Center and Biocontrol Technology have collaborated for many years in the development and production of implantable functional electric stimulators.

     Biocontrol Technology has operations in Indiana, PA and conducts research, development and manufacturing of medical devices and provides development and manufacturing for other companies. Located in Pittsburgh, PA, BICO is involved in the development and manufacture of biomedical devices and environmental products.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com www.biocontrol-tech.com